CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Operating expenses
Exploration, evaluation and project expenses	$ 16,768	$ 192,566
General and administrative expenses	140,464	137,588
Total operating expenses	157,232	330,154
Net operating loss	(157,232)	(330,154)
Revaluation of warrant liability	396,693	592,098
Net income	$ 239,461	$ 261,944